UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

FIRST UNION NATIONAL BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2000-C2

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Securities, Inc. (the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


FU00C2_082100, CLASS IO--PRICE/YIELD

--------------------------------------------------------------------------------------------------------------
CUSIP                                  Face               $1,142,819,332    Settle at Pricing
Coupon                   1.2008        Original Balance   $1,142,819,332    Accrual begins      11/1/00
Delay                      14          Current Balance    $1,142,819,332    Factor Date           N/A
Stated Maturity            N/A         Factor                    1          ----------------------------------
Type                   SEN WAC IO      -------------------------------------
---------------------------------------
YIELD CURVE:  Spread off interpolated node

3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.89, 5YR=5.672, 10YR=5.687, 30YR=5.76


------------------------------------------------------------------------------------------------------------------------------------
     PRICE                   0 CPR            10 CPR            15 CPR            25 CPR            50 CPR            100 CPR
                             Yield
------------------------------------------------------------------------------------------------------------------------------------
      7-17                 10.29851          10.30239          10.30350          10.30227          10.28448           9.97119
     7-17+                 10.24402          10.24760          10.24857          10.24711          10.22885           9.91427
      7-18                 10.18971          10.19298          10.19383          10.19213          10.17342           9.85754
     7-18+                 10.13558          10.13854          10.13926          10.13732          10.11816           9.80099
      7-19                 10.08162          10.08429          10.08487          10.08270          10.06308           9.74463
     7-19+                 10.02783          10.03020          10.03065          10.02826          10.00818           9.68845
      7-20                  9.97422           9.97629           9.97662           9.97399           9.95346           9.63246
     7-20+                  9.92078           9.92256           9.92275           9.91989           9.89891           9.57664
      7-21                  9.86752           9.86900           9.86906           9.86597           9.84454           9.52101
     7-21+                  9.81442           9.81561           9.81554           9.81223           9.79035           9.46556
      7-22                  9.76150           9.76239           9.76220           9.75865           9.73633           9.41029
     7-22+                  9.70874           9.70934           9.70902           9.70525           9.68249           9.35519
      7-23                  9.65615           9.65646           9.65601           9.65202           9.62881           9.30027
     7-23+                  9.60373           9.60375           9.60317           9.59896           9.57531           9.24553
      7-24                  9.55148           9.55120           9.55050           9.54606           9.52197           9.19096
     7-24+                  9.49939           9.49883           9.49800           9.49333           9.46881           9.13657
      7-25                  9.44746           9.44661           9.44566           9.44077           9.41581           9.08235
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       418.33            418.51            418.53            418.24            416.13            383.86
                  WAL       9.06810           8.96820           8.92800           8.86240           8.75260           8.46530
             Mod Durn        3.791             3.770             3.761             3.745             3.714             3.630
        Mod Convexity        0.229             0.227             0.226             0.224             0.221             0.212
     Principal Window   Dec00 to Sep12    Dec00 to Sep12    Dec00 to Sep12    Dec00 to Sep12    Dec00 to Sep12    Dec00 to Jul12
        Maturity #mos         142               142               142               142               142               140

     Accrued Interest    1,067,324.28      1,067,324.28      1,067,324.28      1,067,324.28      1,067,324.28      1,067,324.28
    Total Collat Loss    0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)

               Prepay      At 0 CPR          At 10 CPR         At 15 CPR         At 25 CPR         At 50 CPR        At 100 CPR
           No prepays

Lockout and penalties   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty

     Ext., if balloon        None              None              None              None              None              None
      Pay Exten Princ

              Default      At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR
        Loss Severity        0.35              0.35              0.35              0.35              0.35              0.35
    Servicer Advances    100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I
      Liquidation Lag    12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Optional Redemption   Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)     Calls ASAP (N)     Calls ASAP (N)     Calls ASAP (N)

              CMT_3MO           6.360             6.360             6.360              6.360              6.360              6.360
              CMT_6MO           6.070             6.070             6.070              6.070              6.070              6.070
              CMT_1YR           6.100             6.100             6.100              6.100              6.100              6.100
              CMT_2YR           5.890             5.890             5.890              5.890              5.890              5.890
              CMT_5YR           5.672             5.672             5.672              5.672              5.672              5.672
             CMT_10YR           5.687             5.687             5.687              5.687              5.687              5.687
------------------------------------------------------------------------------------------------------------------------------------
             CMT_30YR            5.76              5.76              5.76               5.76               5.76               5.76

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------


FU00C2_082100, CLASS IO--PRICE/YIELD

--------------------------------------------------------------------------------------------------------------
CUSIP                                  Face               $1,142,819,332    Settle at Pricing
Coupon                   1.2008        Original Balance   $1,142,819,332    Accrual begins      11/1/00
Delay                      14          Current Balance    $1,142,819,332    Factor Date           N/A
Stated Maturity            N/A         Factor                    1          ----------------------------------
Type                   SEN WAC IO      -------------------------------------
---------------------------------------
YIELD CURVE:  Spread off interpolated node

3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.89, 5YR=5.672, 10YR=5.687, 30YR=5.76


------------------------------------------------------------------------------------------------------------------------------------
     PRICE                   0 CPR        10 CPR AFTER YM   15 CPR AFTER YM   25 CPR AFTER YM   50 CPR AFTER YM  100 CPR AFTER YM
                             Yield
------------------------------------------------------------------------------------------------------------------------------------
      7-17                 10.29851          10.27594          10.26509          10.24395          10.19153           9.79757
     7-17+                 10.24402          10.22142          10.21055          10.18939          10.13690           9.74240
      7-18                 10.18971          10.16708          10.15620          10.13501          10.08245           9.68741
     7-18+                 10.13558          10.11291          10.10202          10.08080          10.02818           9.63260
      7-19                 10.08162          10.05892          10.04802          10.02677           9.97408           9.57796
     7-19+                 10.02783          10.00511           9.99419           9.97292           9.92016           9.52350
      7-20                  9.97422           9.95147           9.94054           9.91924           9.86641           9.46922
     7-20+                  9.92078           9.89800           9.88706           9.86573           9.81284           9.41511
      7-21                  9.86752           9.84471           9.83375           9.81240           9.75943           9.36118
     7-21+                  9.81442           9.79159           9.78061           9.75923           9.70620           9.30742
      7-22                  9.76150           9.73863           9.72765           9.70624           9.65314           9.25383
     7-22+                  9.70874           9.68585           9.67485           9.65342           9.60025           9.20041
      7-23                  9.65615           9.63323           9.62222           9.60076           9.54753           9.14716
     7-23+                  9.60373           9.58078           9.56976           9.54827           9.49498           9.09407
      7-24                  9.55148           9.52850           9.51746           9.49595           9.44259           9.04116
     7-24+                  9.49939           9.47638           9.46533           9.44379           9.39036           8.98841
      7-25                  9.44746           9.42443           9.41336           9.39180           9.33831           8.93583
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       418.33            416.05            414.96            412.83            407.54            367.77
                  WAL       9.06810           9.05730           9.05210           9.04180           9.01590           8.81600
             Mod Durn        3.791             3.789             3.788             3.786             3.782             3.744
        Mod Convexity        0.229             0.229             0.229             0.229             0.228             0.223
     Principal Window   Dec00 to Sep12    Dec00 to Sep12    Dec00 to Sep12    Dec00 to Sep12    Dec00 to Sep12    Dec00 to Jul12
        Maturity #mos         142               142               142               142               142               140

     Accrued Interest    1,067,324.28      1,067,324.28      1,067,324.28      1,067,324.28      1,067,324.28      1,067,324.28
    Total Collat Loss    0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)

               Prepay      At 0 CPR          At 10 CPR         At 15 CPR         At 25 CPR         At 50 CPR        At 100 CPR
           No prepays    During any YM     During any YM     During any YM     During any YM     During any YM     During any YM

Lockout and penalties   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty

     Ext., if balloon        None              None              None              None              None              None
      Pay Exten Princ

              Default      At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR
        Loss Severity        0.35              0.35              0.35              0.35              0.35              0.35
    Servicer Advances    100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I
      Liquidation Lag    12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Optional Redemption    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)

              CMT_3MO            6.360             6.360             6.360             6.360             6.360             6.360
              CMT_6MO            6.070             6.070             6.070             6.070             6.070             6.070
              CMT_1YR            6.100             6.100             6.100             6.100             6.100             6.100
              CMT_2YR            5.890             5.890             5.890             5.890             5.890             5.890
              CMT_5YR            5.672             5.672             5.672             5.672             5.672             5.672
             CMT_10YR            5.687             5.687             5.687             5.687             5.687             5.687
------------------------------------------------------------------------------------------------------------------------------------
             CMT_30YR             5.76              5.76              5.76              5.76              5.76              5.76

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------

UNDERWRITERS' STATEMENT
COMPUTATIONAL MATERIALS

FIRST UNION NATIONAL BANK-COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES SERIES 2000-C2

The attached tables and statistical analysis (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by First Union Securities, Inc. (the "Underwriter") and not by the issuer of the certificates identified above (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated herein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials reflect future performance. These Computational Materials should not be construed as either a prediction or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the Offered Certificates may differ from those shown in the Computational Materials due to difference between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


FU00C2_082100, CLASS AAA_1--PRICE/YIELD

------------------------------------------------------------------------------------------------------------
CUSIP                                Face               $187,400,000.00   Settle at Pricing
Coupon                  6.94         Original Balance   $187,400,000.00   Accrual begins      11/1/00
Delay                    14          Current Balance    $187,400,000.00   Factor Date           N/A
Stated Maturity          N/A         Factor                    1          ----------------------------------
Type                   SEN FIX       -------------------------------------
-------------------------------------
YIELD CURVE:  Spread off interpolated node

3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.89, 5YR=5.672, 10YR=5.687, 30YR=5.76


------------------------------------------------------------------------------------------------------------------------------------
     PRICE                   0 CPR        10 CPR AFTER YM   15 CPR AFTER YM   25 CPR AFTER YM   50 CPR AFTER YM  100 CPR AFTER YM
                             Yield
------------------------------------------------------------------------------------------------------------------------------------
     99-24                  7.03653           7.03682           7.03695           7.03718           7.03759           7.03795
     99-25                  7.02946           7.02973           7.02985           7.03006           7.03043           7.03064
     99-26                  7.02241           7.02265           7.02276           7.02294           7.02327           7.02334
     99-27                  7.01535           7.01557           7.01566           7.01583           7.01612           7.01604
     99-28                  7.00830           7.00849           7.00857           7.00872           7.00897           7.00875
     99-29                  7.00125           7.00141           7.00148           7.00161           7.00183           7.00146
     99-30                  6.99420           6.99434           6.99440           6.99451           6.99468           6.99417
     99-31                  6.98716           6.98727           6.98732           6.98740           6.98755           6.98688
     100-00                 6.98011           6.98020           6.98024           6.98031           6.98041           6.97960
     100-01                 6.97308           6.97314           6.97317           6.97321           6.97328           6.97232
     100-02                 6.96604           6.96608           6.96610           6.96612           6.96615           6.96505
     100-03                 6.95901           6.95902           6.95903           6.95903           6.95902           6.95778
     100-04                 6.95198           6.95197           6.95196           6.95195           6.95190           6.95051
     100-05                 6.94496           6.94491           6.94490           6.94487           6.94478           6.94324
     100-06                 6.93794           6.93787           6.93784           6.93779           6.93766           6.93598
     100-07                 6.93092           6.93082           6.93079           6.93071           6.93055           6.92872
     100-08                 6.92390           6.92378           6.92374           6.92364           6.92344           6.92146
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       130.60            130.62            130.63            130.64            130.66            130.62
                  WAL       5.70320           5.67370           5.66150           5.63950           5.59840           5.45910
             Mod Durn        4.416             4.399             4.393             4.380             4.357             4.269
        Mod Convexity        0.281             0.278             0.277             0.275             0.272             0.261
     Principal Window   Dec00 to Apr10    Dec00 to Jan10    Dec00 to Jan10    Dec00 to Dec09    Dec00 to Oct09    Dec00 to Jul09
        Maturity #mos         113               110               110               109               107               104

     Accrued Interest    1,011,543.56      1,011,543.56      1,011,543.56      1,011,543.56      1,011,543.56      1,011,543.56
    Total Collat Loss    0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)

               Prepay      At 0 CPR          At 10 CPR         At 15 CPR         At 25 CPR         At 50 CPR        At 100 CPR
           No prepays    During any YM     During any YM     During any YM     During any YM     During any YM     During any YM

Lockout and penalties   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty

     Ext., if balloon        None              None              None              None              None              None
      Pay Exten Princ

              Default      At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR
        Loss Severity        0.35              0.35              0.35              0.35              0.35              0.35
    Servicer Advances    100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I
      Liquidation Lag    12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Optional Redemption     Calls ASAP (N)   Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)

              CMT_3MO             6.360            6.360             6.360             6.360             6.360             6.360
              CMT_6MO             6.070            6.070             6.070             6.070             6.070             6.070
              CMT_1YR             6.100            6.100             6.100             6.100             6.100             6.100
              CMT_2YR             5.890            5.890             5.890             5.890             5.890             5.890
              CMT_5YR             5.672            5.672             5.672             5.672             5.672             5.672
             CMT_10YR             5.687            5.687             5.687             5.687             5.687             5.687
------------------------------------------------------------------------------------------------------------------------------------
             CMT_30YR              5.76             5.76              5.76              5.76              5.76              5.76

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------


FU00C2_082100, CLASS AAA_2--PRICE/YIELD

------------------------------------------------------------------------------------------------------------
CUSIP                                Face               $686,856,000.00   Settle at Pricing
Coupon                  7.202        Original Balance   $686,856,000.00   Accrual begins      11/1/00
Delay                    14          Current Balance    $686,856,000.00   Factor Date           N/A
Stated Maturity          N/A         Factor                    1          ----------------------------------
Type                   JUN FIX       -------------------------------------
-------------------------------------
YIELD CURVE:  Spread off interpolated node

3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.89, 5YR=5.672, 10YR=5.687, 30YR=5.76


------------------------------------------------------------------------------------------------------------------------------------
     PRICE                   0 CPR        10 CPR AFTER YM   15 CPR AFTER YM   25 CPR AFTER YM   50 CPR AFTER YM  100 CPR AFTER YM
                             Yield
------------------------------------------------------------------------------------------------------------------------------------
     100-08                 7.23223           7.23218           7.23215           7.23209           7.23192           7.23053
     100-09                 7.22761           7.22756           7.22753           7.22747           7.22728           7.22581
     100-10                 7.22299           7.22294           7.22291           7.22284           7.22264           7.22109
     100-11                 7.21838           7.21832           7.21829           7.21822           7.21801           7.21638
     100-12                 7.21376           7.21370           7.21367           7.21360           7.21338           7.21166
     100-13                 7.20915           7.20909           7.20905           7.20897           7.20875           7.20695
     100-14                 7.20454           7.20447           7.20444           7.20436           7.20412           7.20224
     100-15                 7.19993           7.19986           7.19982           7.19974           7.19949           7.19754
     100-16                 7.19533           7.19525           7.19521           7.19513           7.19487           7.19283
     100-17                 7.19072           7.19065           7.19060           7.19051           7.19024           7.18813
     100-18                 7.18612           7.18604           7.18600           7.18590           7.18562           7.18342
     100-19                 7.18152           7.18144           7.18139           7.18129           7.18100           7.17872
     100-20                 7.17692           7.17683           7.17679           7.17669           7.17638           7.17403
     100-21                 7.17232           7.17223           7.17218           7.17208           7.17177           7.16933
     100-22                 7.16773           7.16764           7.16758           7.16748           7.16715           7.16464
     100-23                 7.16314           7.16304           7.16299           7.16287           7.16254           7.15994
     100-24                 7.15855           7.15845           7.15839           7.15827           7.15793           7.15525
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       150.95            150.94            150.94            150.94            150.92            150.79
                  WAL       9.61250           9.60290           9.59770           9.58690           9.55600           9.32460
             Mod Durn        6.715             6.710             6.707             6.702             6.687             6.573
        Mod Convexity        0.585             0.584             0.583             0.582             0.579             0.558
     Principal Window   Apr10 to Sep10    Jan10 to Sep10    Jan10 to Sep10    Dec09 to Sep10    Oct09 to Sep10    Jul09 to Jul10
        Maturity #mos         118               118               118               118               118               116

     Accrued Interest    3,847,462.04      3,847,462.04      3,847,462.04      3,847,462.04      3,847,462.04      3,847,462.04
    Total Collat Loss    0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)

               Prepay      At 0 CPR          At 10 CPR         At 15 CPR         At 25 CPR         At 50 CPR        At 100 CPR
           No prepays    During any YM     During any YM     During any YM     During any YM     During any YM     During any YM

Lockout and penalties   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty

     Ext., if balloon        None              None              None              None              None              None
      Pay Exten Princ

              Default      At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR
        Loss Severity        0.35              0.35              0.35              0.35              0.35              0.35
    Servicer Advances    100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I
      Liquidation Lag    12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Optional Redemption    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)

              CMT_3MO            6.360             6.360             6.360             6.360             6.360             6.360
              CMT_6MO            6.070             6.070             6.070             6.070             6.070             6.070
              CMT_1YR            6.100             6.100             6.100             6.100             6.100             6.100
              CMT_2YR            5.890             5.890             5.890             5.890             5.890             5.890
              CMT_5YR            5.672             5.672             5.672             5.672             5.672             5.672
             CMT_10YR            5.687             5.687             5.687             5.687             5.687             5.687
------------------------------------------------------------------------------------------------------------------------------------
             CMT_30YR             5.76              5.76              5.76              5.76              5.76              5.76

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------


FU00C2_082100, CLASS AA--PRICE/YIELD

------------------------------------------------------------------------------------------------------------
CUSIP                                Face               $55,713,000.00    Settle at Pricing
Coupon                    7.281      Original Balance   $55,713,000.00    Accrual begins      11/1/00
Delay                      14        Current Balance    $55,713,000.00    Factor Date           N/A
Stated Maturity            N/A       Factor                    1          ----------------------------------
Type                   JUN FIX CAP   -------------------------------------
-------------------------------------
YIELD CURVE:  Spread off interpolated node

3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.89, 5YR=5.672, 10YR=5.687, 30YR=5.76


------------------------------------------------------------------------------------------------------------------------------------
     PRICE                   0 CPR        10 CPR AFTER YM   15 CPR AFTER YM   25 CPR AFTER YM   50 CPR AFTER YM  100 CPR AFTER YM
                             Yield
------------------------------------------------------------------------------------------------------------------------------------
     99-24                  7.38739           7.38739           7.38739           7.38739           7.38739           7.38733
     99-25                  7.38278           7.38278           7.38278           7.38278           7.38278           7.38267
     99-26                  7.37818           7.37818           7.37818           7.37818           7.37818           7.37801
     99-27                  7.37357           7.37357           7.37357           7.37357           7.37357           7.37335
     99-28                  7.36897           7.36897           7.36897           7.36897           7.36897           7.36870
     99-29                  7.36437           7.36437           7.36437           7.36437           7.36437           7.36404
     99-30                  7.35978           7.35978           7.35978           7.35978           7.35978           7.35939
     99-31                  7.35518           7.35518           7.35518           7.35518           7.35518           7.35474
     100-00                 7.35059           7.35059           7.35059           7.35059           7.35059           7.35009
     100-01                 7.34600           7.34600           7.34600           7.34600           7.34600           7.34545
     100-02                 7.34141           7.34141           7.34141           7.34141           7.34141           7.34080
     100-03                 7.33682           7.33682           7.33682           7.33682           7.33682           7.33616
     100-04                 7.33224           7.33224           7.33224           7.33224           7.33224           7.33152
     100-05                 7.32765           7.32765           7.32765           7.32765           7.32765           7.32688
     100-06                 7.32307           7.32307           7.32307           7.32307           7.32307           7.32225
     100-07                 7.31849           7.31849           7.31849           7.31849           7.31849           7.31761
     100-08                 7.31391           7.31391           7.31391           7.31391           7.31391           7.31298
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       166.42            166.42            166.42            166.42            166.42            166.42
                  WAL       9.79440           9.79440           9.79440           9.79440           9.79440           9.62780
             Mod Durn        6.767             6.767             6.767             6.767             6.767             6.688
        Mod Convexity        0.597             0.597             0.597             0.597             0.597             0.582
     Principal Window   Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10    Jul10 to Jul10
        Maturity #mos         118               118               118               118               118               116

     Accrued Interest     315,502.72        315,502.72        315,502.72        315,502.72        315,502.72        315,502.72
    Total Collat Loss    0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)

               Prepay      At 0 CPR          At 10 CPR         At 15 CPR         At 25 CPR         At 50 CPR        At 100 CPR
           No prepays    During any YM     During any YM     During any YM     During any YM     During any YM     During any YM

Lockout and penalties   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty

     Ext., if balloon        None              None              None              None              None              None
      Pay Exten Princ

              Default      At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR
        Loss Severity        0.35              0.35              0.35              0.35              0.35              0.35
    Servicer Advances    100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I
      Liquidation Lag    12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Optional Redemption    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)

              CMT_3MO            6.360             6.360             6.360             6.360             6.360             6.360
              CMT_6MO            6.070             6.070             6.070             6.070             6.070             6.070
              CMT_1YR            6.100             6.100             6.100             6.100             6.100             6.100
              CMT_2YR            5.890             5.890             5.890             5.890             5.890             5.890
              CMT_5YR            5.672             5.672             5.672             5.672             5.672             5.672
             CMT_10YR            5.687             5.687             5.687             5.687             5.687             5.687
------------------------------------------------------------------------------------------------------------------------------------
             CMT_30YR             5.76              5.76              5.76              5.76              5.76              5.76

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------


FU00C2_082100, CLASS A--PRICE/YIELD

------------------------------------------------------------------------------------------------------------
CUSIP                                Face               $42,855,000.00    Settle at Pricing
Coupon                    7.428      Original Balance   $42,855,000.00    Accrual begins      11/1/00
Delay                      14        Current Balance    $42,855,000.00    Factor Date           N/A
Stated Maturity            N/A       Factor                    1          ----------------------------------
Type                   JUN FIX CAP   -------------------------------------
-------------------------------------
YIELD CURVE:  Spread off interpolated node

3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.89, 5YR=5.672, 10YR=5.687, 30YR=5.76


------------------------------------------------------------------------------------------------------------------------------------
     PRICE                   0 CPR        10 CPR AFTER YM   15 CPR AFTER YM   25 CPR AFTER YM   50 CPR AFTER YM  100 CPR AFTER YM
                             Yield
------------------------------------------------------------------------------------------------------------------------------------
     99-24                  7.53806           7.53806           7.53806           7.53806           7.53806           7.53799
     99-25                  7.53342           7.53342           7.53342           7.53342           7.53342           7.53330
     99-26                  7.52879           7.52879           7.52879           7.52879           7.52879           7.52861
     99-27                  7.52415           7.52415           7.52415           7.52415           7.52415           7.52392
     99-28                  7.51952           7.51952           7.51952           7.51952           7.51952           7.51923
     99-29                  7.51489           7.51489           7.51489           7.51489           7.51489           7.51455
     99-30                  7.51026           7.51026           7.51026           7.51026           7.51026           7.50986
     99-31                  7.50564           7.50564           7.50564           7.50564           7.50564           7.50518
     100-00                 7.50101           7.50101           7.50101           7.50101           7.50101           7.50050
     100-01                 7.49639           7.49639           7.49639           7.49639           7.49639           7.49583
     100-02                 7.49177           7.49177           7.49177           7.49177           7.49177           7.49115
     100-03                 7.48715           7.48715           7.48715           7.48715           7.48715           7.48648
     100-04                 7.48253           7.48253           7.48253           7.48253           7.48253           7.48181
     100-05                 7.47792           7.47792           7.47792           7.47792           7.47792           7.47714
     100-06                 7.47330           7.47330           7.47330           7.47330           7.47330           7.47247
     100-07                 7.46869           7.46869           7.46869           7.46869           7.46869           7.46780
     100-08                 7.46408           7.46408           7.46408           7.46408           7.46408           7.46314
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       181.46            181.46            181.46            181.46            181.46            181.46
                  WAL       9.79440           9.79440           9.79440           9.79440           9.79440           9.62780
             Mod Durn        6.720             6.720             6.720             6.720             6.720             6.642
        Mod Convexity        0.591             0.591             0.591             0.591             0.591             0.576
     Principal Window   Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10    Jul10 to Jul10
        Maturity #mos         118               118               118               118               118               116

     Accrued Interest     247,587.62        247,587.62        247,587.62        247,587.62        247,587.62        247,587.62
    Total Collat Loss    0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)

               Prepay      At 0 CPR          At 10 CPR         At 15 CPR         At 25 CPR         At 50 CPR        At 100 CPR
           No prepays    During any YM     During any YM     During any YM     During any YM     During any YM     During any YM

Lockout and penalties   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty

     Ext., if balloon        None              None              None              None              None              None
      Pay Exten Princ

              Default      At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR
        Loss Severity        0.35              0.35              0.35              0.35              0.35              0.35
    Servicer Advances    100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I
      Liquidation Lag    12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Optional Redemption    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)

              CMT_3MO            6.360             6.360             6.360             6.360             6.360             6.360
              CMT_6MO            6.070             6.070             6.070             6.070             6.070             6.070
              CMT_1YR            6.100             6.100             6.100             6.100             6.100             6.100
              CMT_2YR            5.890             5.890             5.890             5.890             5.890             5.890
              CMT_5YR            5.672             5.672             5.672             5.672             5.672             5.672
             CMT_10YR            5.687             5.687             5.687             5.687             5.687             5.687
------------------------------------------------------------------------------------------------------------------------------------
             CMT_30YR             5.76              5.76              5.76              5.76              5.76              5.76

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------


FU00C2_082100, CLASS AM--PRICE/YIELD

------------------------------------------------------------------------------------------------------------
CUSIP                                Face               $17,143,000.00    Settle at Pricing
Coupon                    7.526      Original Balance   $17,143,000.00    Accrual begins      11/1/00
Delay                      14        Current Balance    $17,143,000.00    Factor Date           N/A
Stated Maturity            N/A       Factor                    1          ----------------------------------
Type                   JUN FIX CAP   -------------------------------------
-------------------------------------
YIELD CURVE:  Spread off interpolated node

3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.89, 5YR=5.672, 10YR=5.687, 30YR=5.76


------------------------------------------------------------------------------------------------------------------------------------
     PRICE                   0 CPR        10 CPR AFTER YM   15 CPR AFTER YM   25 CPR AFTER YM   50 CPR AFTER YM  100 CPR AFTER YM
                             Yield
------------------------------------------------------------------------------------------------------------------------------------
     99-24                  7.63855           7.63855           7.63855           7.63855           7.63855           7.63848
     99-25                  7.63389           7.63389           7.63389           7.63389           7.63389           7.63376
     99-26                  7.62924           7.62924           7.62924           7.62924           7.62924           7.62905
     99-27                  7.62458           7.62458           7.62458           7.62458           7.62458           7.62434
     99-28                  7.61993           7.61993           7.61993           7.61993           7.61993           7.61963
     99-29                  7.61528           7.61528           7.61528           7.61528           7.61528           7.61493
     99-30                  7.61063           7.61063           7.61063           7.61063           7.61063           7.61022
     99-31                  7.60598           7.60598           7.60598           7.60598           7.60598           7.60552
     100-00                 7.60133           7.60133           7.60133           7.60133           7.60133           7.60082
     100-01                 7.59669           7.59669           7.59669           7.59669           7.59669           7.59612
     100-02                 7.59205           7.59205           7.59205           7.59205           7.59205           7.59143
     100-03                 7.58741           7.58741           7.58741           7.58741           7.58741           7.58673
     100-04                 7.58277           7.58277           7.58277           7.58277           7.58277           7.58204
     100-05                 7.57813           7.57813           7.57813           7.57813           7.57813           7.57735
     100-06                 7.57350           7.57350           7.57350           7.57350           7.57350           7.57266
     100-07                 7.56887           7.56887           7.56887           7.56887           7.56887           7.56797
     100-08                 7.56424           7.56424           7.56424           7.56424           7.56424           7.56329
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       191.50            191.50            191.50            191.50            191.50            191.49
                  WAL       9.79440           9.79440           9.79440           9.79440           9.79440           9.62780
             Mod Durn        6.689             6.689             6.689             6.689             6.689             6.611
        Mod Convexity        0.587             0.587             0.587             0.587             0.587             0.572
     Principal Window   Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10    Jul10 to Jul10
        Maturity #mos         118               118               118               118               118               116

     Accrued Interest     100,347.50        100,347.50        100,347.50        100,347.50        100,347.50        100,347.50
    Total Collat Loss    0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)

               Prepay      At 0 CPR          At 10 CPR         At 15 CPR         At 25 CPR         At 50 CPR        At 100 CPR
           No prepays    During any YM     During any YM     During any YM     During any YM     During any YM     During any YM

Lockout and penalties   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty

     Ext., if balloon        None              None              None              None              None              None
      Pay Exten Princ

              Default      At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR
        Loss Severity        0.35              0.35              0.35              0.35              0.35              0.35
    Servicer Advances    100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I
      Liquidation Lag    12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Optional Redemption    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)

              CMT_3MO            6.360             6.360             6.360             6.360             6.360             6.360
              CMT_6MO            6.070             6.070             6.070             6.070             6.070             6.070
              CMT_1YR            6.100             6.100             6.100             6.100             6.100             6.100
              CMT_2YR            5.890             5.890             5.890             5.890             5.890             5.890
              CMT_5YR            5.672             5.672             5.672             5.672             5.672             5.672
             CMT_10YR            5.687             5.687             5.687             5.687             5.687             5.687
------------------------------------------------------------------------------------------------------------------------------------
             CMT_30YR             5.76              5.76              5.76              5.76              5.76              5.76

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------


FU00C2_082100, CLASS BBBP--PRICE/YIELD

------------------------------------------------------------------------------------------------------------
CUSIP                                Face               $18,571,000.00    Settle at Pricing
Coupon                 7.7787        Original Balance   $18,571,000.00    Accrual begins      11/1/00
Delay                    14          Current Balance    $18,571,000.00    Factor Date           N/A
Stated Maturity          N/A         Factor                    1          ----------------------------------
Type                   JUN WAC       -------------------------------------
-------------------------------------
YIELD CURVE:  Spread off interpolated node

3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.89, 5YR=5.672, 10YR=5.687, 30YR=5.76


------------------------------------------------------------------------------------------------------------------------------------
     PRICE                   0 CPR        10 CPR AFTER YM   15 CPR AFTER YM   25 CPR AFTER YM   50 CPR AFTER YM  100 CPR AFTER YM
                             Yield
------------------------------------------------------------------------------------------------------------------------------------
     99-24                  8.01452           8.01430           8.01419           8.01400           8.01360           8.01053
     99-25                  8.00978           8.00956           8.00945           8.00926           8.00886           8.00574
     99-26                  8.00505           8.00482           8.00472           8.00453           8.00412           8.00095
     99-27                  8.00031           8.00008           7.99998           7.99979           7.99939           7.99616
     99-28                  7.99558           7.99535           7.99525           7.99506           7.99465           7.99137
     99-29                  7.99085           7.99062           7.99052           7.99033           7.98992           7.98658
     99-30                  7.98612           7.98589           7.98579           7.98560           7.98519           7.98180
     99-31                  7.98139           7.98116           7.98106           7.98087           7.98046           7.97702
     100-00                 7.97666           7.97644           7.97633           7.97614           7.97574           7.97224
     100-01                 7.97194           7.97171           7.97161           7.97142           7.97102           7.96746
     100-02                 7.96722           7.96699           7.96689           7.96670           7.96629           7.96268
     100-03                 7.96250           7.96227           7.96217           7.96198           7.96157           7.95791
     100-04                 7.95778           7.95755           7.95745           7.95726           7.95686           7.95314
     100-05                 7.95306           7.95284           7.95273           7.95254           7.95214           7.94837
     100-06                 7.94835           7.94812           7.94802           7.94783           7.94743           7.94360
     100-07                 7.94364           7.94341           7.94331           7.94312           7.94271           7.93883
     100-08                 7.93893           7.93870           7.93860           7.93841           7.93800           7.93407
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       229.03            229.01            229.00            228.98            228.94            228.64
                  WAL       9.79440           9.79440           9.79440           9.79440           9.79440           9.62780
             Mod Durn        6.574             6.574             6.574             6.574             6.574             6.500
        Mod Convexity        0.572             0.572             0.572             0.572             0.572             0.558
     Principal Window   Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10    Sep10 to Sep10    Jul10 to Jul10
        Maturity #mos         118               118               118               118               118               116

     Accrued Interest     112,356.83        112,356.83        112,356.83        112,356.83        112,356.83        112,356.83
    Total Collat Loss    0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)

               Prepay      At 0 CPR          At 10 CPR         At 15 CPR         At 25 CPR         At 50 CPR        At 100 CPR
           No prepays    During any YM     During any YM     During any YM     During any YM     During any YM     During any YM

Lockout and penalties   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty

     Ext., if balloon        None              None              None              None              None              None
      Pay Exten Princ

              Default      At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR
        Loss Severity        0.35              0.35              0.35              0.35              0.35              0.35
    Servicer Advances    100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I
      Liquidation Lag    12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Optional Redemption    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)

              CMT_3MO            6.360             6.360             6.360             6.360             6.360             6.360
              CMT_6MO            6.070             6.070             6.070             6.070             6.070             6.070
              CMT_1YR            6.100             6.100             6.100             6.100             6.100             6.100
              CMT_2YR            5.890             5.890             5.890             5.890             5.890             5.890
              CMT_5YR            5.672             5.672             5.672             5.672             5.672             5.672
             CMT_10YR            5.687             5.687             5.687             5.687             5.687             5.687
------------------------------------------------------------------------------------------------------------------------------------
             CMT_30YR             5.76              5.76              5.76              5.76              5.76              5.76

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------


FU00C2_082100, CLASS BBB--PRICE/YIELD

------------------------------------------------------------------------------------------------------------
CUSIP                                Face               $17,142,000.00    Settle at Pricing
Coupon                 7.8487        Original Balance   $17,142,000.00    Accrual begins      11/1/00
Delay                    14          Current Balance    $17,142,000.00    Factor Date           N/A
Stated Maturity          N/A         Factor                    1          ----------------------------------
Type                   JUN WAC       -------------------------------------
-------------------------------------
YIELD CURVE:  Spread off interpolated node

3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.89, 5YR=5.672, 10YR=5.687, 30YR=5.76


------------------------------------------------------------------------------------------------------------------------------------
     PRICE                   0 CPR        10 CPR AFTER YM   15 CPR AFTER YM   25 CPR AFTER YM   50 CPR AFTER YM  100 CPR AFTER YM
                             Yield
------------------------------------------------------------------------------------------------------------------------------------
     99-24                  8.08635           8.08617           8.08609           8.08590           8.08550           8.08262
     99-25                  8.08160           8.08141           8.08133           8.08115           8.08074           8.07781
     99-26                  8.07685           8.07666           8.07658           8.07639           8.07599           8.07301
     99-27                  8.07210           8.07191           8.07183           8.07164           8.07124           8.06821
     99-28                  8.06736           8.06717           8.06708           8.06689           8.06649           8.06341
     99-29                  8.06262           8.06242           8.06234           8.06215           8.06174           8.05862
     99-30                  8.05787           8.05768           8.05759           8.05740           8.05700           8.05382
     99-31                  8.05314           8.05294           8.05285           8.05266           8.05226           8.04903
     100-00                 8.04840           8.04820           8.04811           8.04792           8.04751           8.04424
     100-01                 8.04366           8.04346           8.04337           8.04318           8.04278           8.03945
     100-02                 8.03893           8.03872           8.03863           8.03844           8.03804           8.03466
     100-03                 8.03420           8.03399           8.03390           8.03371           8.03330           8.02988
     100-04                 8.02947           8.02926           8.02916           8.02897           8.02857           8.02509
     100-05                 8.02474           8.02453           8.02443           8.02424           8.02384           8.02031
     100-06                 8.02001           8.01980           8.01970           8.01951           8.01911           8.01553
     100-07                 8.01529           8.01507           8.01497           8.01479           8.01438           8.01075
     100-08                 8.01057           8.01035           8.01025           8.01006           8.00966           8.00598
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       236.20            236.18            236.17            236.15            236.11            235.83
                  WAL       9.80590           9.79850           9.79460           9.79440           9.79440           9.64080
             Mod Durn        6.558             6.555             6.553             6.553             6.553             6.484
        Mod Convexity        0.570             0.570             0.569             0.569             0.569             0.556
     Principal Window   Sep10 to Oct10    Sep10 to Oct10    Sep10 to Oct10    Sep10 to Sep10    Sep10 to Sep10    Jul10 to Aug10
        Maturity #mos         119               119               119               118               118               117

     Accrued Interest     104,644.49        104,644.49        104,644.49        104,644.49        104,644.49        104,644.49
    Total Collat Loss    0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)

               Prepay      At 0 CPR          At 10 CPR         At 15 CPR         At 25 CPR         At 50 CPR        At 100 CPR
           No prepays    During any YM     During any YM     During any YM     During any YM     During any YM     During any YM

Lockout and penalties   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty

     Ext., if balloon        None              None              None              None              None              None
      Pay Exten Princ

              Default      At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR
        Loss Severity        0.35              0.35              0.35              0.35              0.35              0.35
    Servicer Advances    100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I
      Liquidation Lag    12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  Optional Redemption    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)

              CMT_3MO            6.360             6.360             6.360             6.360             6.360             6.360
              CMT_6MO            6.070             6.070             6.070             6.070             6.070             6.070
              CMT_1YR            6.100             6.100             6.100             6.100             6.100             6.100
              CMT_2YR            5.890             5.890             5.890             5.890             5.890             5.890
              CMT_5YR            5.672             5.672             5.672             5.672             5.672             5.672
             CMT_10YR            5.687             5.687             5.687             5.687             5.687             5.687
------------------------------------------------------------------------------------------------------------------------------------
             CMT_30YR             5.76              5.76              5.76              5.76              5.76              5.76

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------


FU00C2_082100, CLASS BBBM--PRICE/YIELD

------------------------------------------------------------------------------------------------------------
CUSIP                                Face               $14,285,000.00    Settle at Pricing
Coupon                 8.2687        Original Balance   $14,285,000.00    Accrual begins      11/1/00
Delay                    14          Current Balance    $14,285,000.00    Factor Date           N/A
Stated Maturity          N/A         Factor                    1          ----------------------------------
Type                   JUN WAC       -------------------------------------
-------------------------------------
YIELD CURVE:  Spread off interpolated node

3MO=6.36, 6mo=6.07, 1YR=6.16, 2YR=5.89, 5YR=5.672, 10YR=5.687, 30YR=5.76


------------------------------------------------------------------------------------------------------------------------------------
     PRICE                   0 CPR        10 CPR AFTER YM   15 CPR AFTER YM   25 CPR AFTER YM   50 CPR AFTER YM  100 CPR AFTER YM
                             Yield
------------------------------------------------------------------------------------------------------------------------------------
     99-01+                 8.62673           8.62651           8.62641           8.62635           8.62636           8.62563
     99-02+                 8.62186           8.62164           8.62154           8.62148           8.62147           8.62071
     99-03+                 8.61700           8.61678           8.61667           8.61661           8.61660           8.61579
     99-04+                 8.61213           8.61191           8.61181           8.61174           8.61172           8.61087
     99-05+                 8.60727           8.60705           8.60695           8.60688           8.60685           8.60595
     99-06+                 8.60241           8.60219           8.60209           8.60202           8.60197           8.60104
     99-07+                 8.59756           8.59733           8.59723           8.59716           8.59710           8.59613
     99-08+                 8.59270           8.59248           8.59238           8.59230           8.59223           8.59122
     99-09+                 8.58785           8.58763           8.58753           8.58744           8.58737           8.58632
     99-10+                 8.58300           8.58278           8.58267           8.58259           8.58250           8.58141
     99-11+                 8.57815           8.57793           8.57783           8.57774           8.57764           8.57651
     99-12+                 8.57330           8.57308           8.57298           8.57289           8.57278           8.57161
     99-13+                 8.56846           8.56824           8.56813           8.56804           8.56792           8.56671
     99-14+                 8.56362           8.56339           8.56329           8.56319           8.56307           8.56181
     99-15+                 8.55877           8.55855           8.55845           8.55835           8.55821           8.55692
     99-16+                 8.55394           8.55371           8.55361           8.55351           8.55336           8.55203
     99-17+                 8.54910           8.54888           8.54878           8.54867           8.54851           8.54714
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Spread @ Center Price       290.12            290.10            290.09            290.08            290.09            290.02
                  WAL       9.87780           9.87780           9.87780           9.86770           9.83610           9.71110
             Mod Durn        6.445             6.445             6.445             6.440             6.427             6.374
        Mod Convexity        0.558             0.558             0.558             0.557             0.555             0.545
     Principal Window   Oct10 to Oct10    Oct10 to Oct10    Oct10 to Oct10    Sep10 to Oct10    Sep10 to Oct10    Aug10 to Aug10
        Maturity #mos         119               119               119               119               119               117

     Accrued Interest      91,870.18         91,870.18         91,870.18         91,870.18         91,870.18         91,870.18
    Total Collat Loss    0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)      0.00 (0.00%)

               Prepay      At 0 CPR          At 10 CPR         At 15 CPR         At 25 CPR         At 50 CPR        At 100 CPR
           No prepays    During any YM     During any YM     During any YM     During any YM     During any YM     During any YM

Lockout and penalties   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty   Include penalty

     Ext., if balloon        None              None              None              None              None              None
      Pay Exten Princ

              Default      At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR          At 0 CDR
        Loss Severity        0.35              0.35              0.35              0.35              0.35              0.35
    Servicer Advances    100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I     100% of P & I
      Liquidation Lag    12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)      12 mos(100%)

  Optional Redemption   Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)    Calls ASAP (N)
------------------------------------------------------------------------------------------------------------------------------------

              CMT_3MO           6.360             6.360             6.360             6.360             6.360             6.360
              CMT_6MO           6.070             6.070             6.070             6.070             6.070             6.070
              CMT_1YR           6.100             6.100             6.100             6.100             6.100             6.100
              CMT_2YR           5.890             5.890             5.890             5.890             5.890             5.890
              CMT_5YR           5.672             5.672             5.672             5.672             5.672             5.672
             CMT_10YR           5.687             5.687             5.687             5.687             5.687             5.687
             CMT_30YR           5.760             5.760             5.760             5.760             5.760             5.760
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Investors should read the Underwriters' Statement which accompanies these Computational Materials.
Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement
(collectively, the "Final Prospectus") relating to the certificates referred to herein (the "Offered Certificates") in making their investment decision. These Computational Materials have been based upon the assumptions described above, which most likely will not represent the actual experience of the Mortgage Pool in the future. No representation is made herein as to the actual rate or timing of principal payments or prepayments on any of the underlying Mortgage Loans in the Mortgage Pool or the actual performance characteristics of the Offered Certificates. Prior to making any investment decision, a prospective investor should receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
OFFERED CERTIFICATES.
------------------------------------------------------------------------------------------------------------------------------------